Exhibit 99.1

DANIELSON HOLDING CORPORATION ANNOUNCES
SUCCESSFUL RIGHTS OFFERING

Fairfield, NJ — June 22, 2005 — Danielson Holding Corporation (AMEX: DHC) announced today that its pro rata rights offering was fully subscribed through the exercise of basic subscription and oversubscription privileges and that, pending closing of its previously announced acquisition of American Ref-Fuel Holdings Corp., Danielson will issue all 66,673,004 shares of its common stock offered. Danielson anticipates closing the acquisition of American Ref-Fuel on or about June 24, 2005. The gross proceeds to Danielson from the rights offering were approximately $400 million. As previously announced, Danielson intends to use the proceeds from the rights offering to pay a portion of the $740 million cash purchase price that Danielson has agreed to pay for all of the outstanding shares of capital stock of American Ref-Fuel.

     Immediately following the completion of the rights offering, Danielson will have approximately 140.7 million shares of common stock outstanding.

     Danielson Holding Corporation is an American Stock Exchange listed company, engaging in waste disposal, energy services and specialty insurance through its subsidiaries. Danielson’s subsidiary, Covanta Energy Corporation, is an internationally recognized owner and operator of waste-to-energy and power generation projects. Covanta’s waste-to-energy facilities convert municipal solid waste into renewable energy for numerous communities, predominantly in the United States.

     NOTE: Danielson’s charter contains restrictions that prohibit parties from acquiring 5% or more of Danielson’s common stock without its prior consent.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Danielson and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan”, “believe”, “expect”, “anticipate”, “intend”, “estimate”, “project”, “may”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to”, “proposed”, or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Danielson cautions investors that any forward-looking statements made by Danielson are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Danielson, include, but are not limited to, those factors, risks and uncertainties that are described in Item 1 of Danielson’s Annual Report on Form 10-K for the year ended December 31, 2004, as amended, and in other securities filings by Danielson or Covanta.

     Although Danielson believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Danielson’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Danielson does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

For more information generally, please contact:

FOR DANIELSON HOLDING CORPORATION
Lou Walters
973-882-7260
Elizabeth O’Melia
973-882-4193
Doreen Lubeck
Danielson Holding Corporation
773-583-4331